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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-38648, 333-33603, 33-75522, and 333-84333)
of Urban Outfitters, Inc. of our report dated March 12, 1999 relating to the financial statements which appear in this Form 10-K.



PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
April 12, 2001